As filed with the Securities and Exchange Commission
                              on December 21, 1998
                           Registration No. 333-62013
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                 ---------------

                          CHURCHILL DOWNS INCORPORATED
             (Exact name of registrant as specified in its charter)

        Kentucky                                          61-0156015
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                     Identification No.)

                               700 Central Avenue
                           Louisville, Kentucky 40208

                    (Address of Principal Executive Offices)


               CHURCHILL DOWNS INCORPORATED 1997 STOCK OPTION PLAN
                            (Full title of the plan)

                                                     Copy to:
Thomas H. Meeker, President                          Robert A. Heath, Esq.
Churchill Downs Incorporated                         Wyatt, Tarrant & Combs
700 Central Avenue                                   2800 Citizens Plaza
Louisville, Kentucky  40208                          Louisville, Kentucky 40202

                     (Name and address of agent for service)

                                 (502) 636-4400
          (Telephone number, including area code, of agent for service)

              Approximate date of commencement of proposed sale to
           public: From time to time after the effective date of this
                             Registration Statement.

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
         Title of                Amount            Proposed maximum      Proposed maximum          Amount of
        securities               to be              offering price      aggregate offering        registration
     to be registered          registered              per share               price                   fee
---------------------------------------------------------------------------------------------------------------
See below.*                       *                      *                     *                      *
---------------------- ---------------------- ---------------------- ---------------------  ------------------

*No additional securities are to be registered, and registration fees were paid upon filing of the original Registration Statement No. 333-62013. Therefore, no further registration fee is required.


                                                        Exhibit index on page 5.

                          CHURCHILL DOWNS INCORPORATED
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                       REGISTRATION STATEMENT ON FORM S-8
                                EXPLANATORY NOTE


        This  Post-Effective  Amendment  No. 1  to  that   certain  Registration
Statement on Form S-8 (File No. 333-62013) is  being  filed to include herewith
Exhibit 23(c), consent of independent accountants.

                                          SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, Commonwealth of Kentucky, on December 21, 1998.


                                            CHURCHILL DOWNS INCORPORATED


                                            By /s/ Thomas H. Meeker
                                            Thomas H. Meeker, President and
                                            Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 has been signed below by the following persons on the 21st day of December, 1998 in the capacities indicated:

Signature                                  Title
---------                                  -----


          *                                President, Chief Executive
Thomas H. Meeker                           Officer (Principal Executive
                                           Officer) and Director

            *                              Vice President, Finance and Treasurer
Vicki L. Baumgardner                       (Principal Accounting Officer)


          *                                Senior Vice President, Finance and
Robert L. Decker                           Development, and Chief Financial
                                           Officer (Principal Financial Officer)

          *
Charles W. Bidwill, Jr.                    Director



William S. Farish                          Director


          *
J. David Grissom                           Director

          *
Seth W. Hancock                            Director


          *
Daniel P. Harrington                       Director


          *
G. Watts Humphrey, Jr.                     Director


          *
Frank B. Hower, Jr.                        Director


          *
W. Bruce Lunsford                          Director


          *
Carl F. Pollard                            Director


          *
Dennis D. Swanson                          Director


          *
Darrell R. Wells                           Director


          *
Arthur B. Modell                           Director


*/s/ Thomas H. Meeker
By Thomas H. Meeker, as
attorney in fact pursuant to
power of attorney filed as
Exhibit 24 to Registration
Statement.

                                INDEX TO EXHIBITS


       Exhibit
       Number                      Description of Exhibit                   Page
4(a) Churchill Downs Incorporated 1997 Stock Option Plan incorporated by reference to Exhibit 10(n) of the Registrant's report on Form 10-K for the year ended
                December 31, 1997.
4(b) Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3(e)
                of the Registrant's report on Form 10-Q for the fiscal
                quarter ended June 30, 1998.
4(c)            Restated   Bylaws  of  the   Registrant   as   amended
                incorporated by reference to Exhibit 3(i) of the Registrant's report on Form 10-Q for the fiscal quarter ended June 30, 1998.

4(d) Specimen Stock Certificate incorporated by reference to Exhibit 4(d) to the Registrant's Registration Statement on Form S-8, File No. 33-85012.

5               Opinion of Wyatt, Tarrant & Combs as to the legality         *
                of the Common Stock.

23(a)           Consent of PricewaterhouseCoopers LLP.                       *
23(b)           Consent of Wyatt, Tarrant & Combs (included in               *
                Exhibit 5)
23(c)           Consent of Ernst & Young, LLP                                6
24              Power of Attorney (included on signature page of             *
                this Registration Statement).





* Previously filed.

                                                                   EXHIBIT 23(c)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Post Effective Amendment No. 1 to the Registration Statement (Form S-8) pertaining to the Churchill Downs Incorporated 1997 Stock Option Plan of our report dated April 7, 1998,with respect to the consolidated financial statements of Racing Corporation of America included in Churchill Downs Incorporated's Current Report (Form 8-K) dated April 21, 1998 (as amended).



                                                           /s/ Ernst & Young LLP

December 15, 1998
Louisville, Kentucky